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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

                              EXCHANGE ACT OF 1934

                                  June 23, 2000

                                (Date of Report)

                                  June 21, 2000

                        (Date of earliest event reported)


                            -------------------------

                         Commission File Number 0-26816

                             IDX SYSTEMS CORPORATION

             (Exact name of registrant as specified in its charter)


          Vermont                                        03-0222230
(State or other jurisdiction of                       (I.R.S. Employer
 incorporation or organization)                      Identification No.)

                               1400 Shelburne Road

                           South Burlington, VT 05403

                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (802-862-1022)

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                          Exhibit Index on Page 2 of 5

ITEM 5.  OTHER EVENTS

         On June 21, 2000, the Company announced preliminary second quarter results and the implementation of a cost reduction and workforce restructuring program estimated to result in a work-force reduction of approximately five percent.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.


EXHIBIT NO.              DESCRIPTION                         PAGE
----------               -----------                         ----

99                       IDX News Release dated              4
                         June 21, 2000


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                                   Page 2 of 5

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IDX SYSTEMS CORPORATION
                                    (Registrant)



Date:  June 23, 2000                /S/ JOHN A. KANE
                                    __________________________________________
                                    John A. Kane
                                    Vice President, Finance and Administration
                                    Chief Financial Officer, and Treasurer






























                                   Page 3 of 5

                                                                      EXHIBIT 99
IDX Systems Corporation
1400 Shelburne Road
P.O. Box 1070
Burlington, VT  05402-1070
www.idx.com

--------------------------------------------------------------------------------

Contacts:         Jack Kane                        Margo Happer
                  Chief Financial Officer          Director - Investor Relations
                  802-862-1022                     802-864-1758 X6169


FOR IMMEDIATE RELEASE

                             IDX SYSTEMS CORPORATION
                   REPORTS PRELIMINARY SECOND QUARTER RESULTS
                        ANNOUNCES COST-REDUCTION PROGRAM

BURLINGTON, VT - June 21, 2000 - IDX Systems Corporation (NASDAQ:IDXC) announced that based on information available to date, total revenues for the second quarter, ending June 30, 2000, are expected to be approximately $75-80 million compared with $90.3 million in the second quarter of 1999. The Company expects a second quarter net loss from continuing operations, excluding any special charges, of ($0.30) to ($0.35), compared with net income from operations of $0.02 during the same period last year. IDX plans to report final second quarter results on July 20, 2000.

Anticipated second quarter revenue reflects continued weak sales in the Company's core systems business, caused by an industry-wide slowdown in healthcare information technology (HCIT) spending. Factors contributing to the anticipated net loss in the second quarter include increased development expenses associated with ChannelHealth, the Company's Internet subsidiary, and a general decrease in gross margin. Gross margin decline is generally due to a decrease in software license revenues, which provide higher gross profit margin, as well as the effect of an increase in maintenance and service revenues, which provide a lower gross profit margin.

"Although we continue to see increased interest in our products and services, the sales cycle remains long," said Richard E. Tarrant, Chief Executive Officer of IDX. "We expect the HCIT market to remain soft in the near term, as our customers adapt to reduced budgets under the federal Balanced Budget Amendment and await finalization of the Health Insurance Portability and Accountability Act of 1996. Given current market conditions, we believe that total revenue growth in 2000 will be below our previous guidance of 10% and that profitability in the core business may be pushed out until late this year or early in 2001."

"We have made significant progress in keeping administrative costs under control, but given lower customer spending, we are taking further action," said James H. Crook, Jr., President and Chief Operating Officer. "We are implementing a cost reduction and workforce restructuring program that will focus our resources on activities that we believe are most likely to be profitable and drive growth. We will halt development and discontinue sales efforts on three product lines that have failed to achieve business targets or have been deemed non-strategic to the business going forward. In addition, we are implementing a work-force reduction of approximately five percent. We are confident that taking these steps now will enable us to better manage in this difficult environment as well as position us to grow when the HCIT market recovers."

The Company expects the cost reduction program to decrease annual expenses by approximately $10.0 million on a pre-tax basis. Savings in 2000 are expected to total $6.0 million beginning in the third quarter. The program is expected to result in a one-time charge to earnings in the range of approximately $19-23 million in the second quarter, primarily in connection with costs associated with product discontinuations and severance arrangements.

Founded in 1969, IDX Systems Corporation provides complete healthcare information solutions for physician group practices, management service organizations, academic medical centers, and integrated delivery networks
(IDNs). To connect systems and sites across the enterprise, IDX offers a comprehensive set of products and services designed to align physicians and hospitals, streamline patient flow, enhance quality, and reduce costs. IDX products are used by, or are under contract to be used by, more than 118,000 physicians and are installed at over 2,065 client sites. This includes more than 265 large physician group practices with more than 75 physicians, more than 510 physician practices with 75 or fewer physicians, and more than 280 IDNs representing over 370 hospitals. EDiX Corporation, an IDX subsidiary, offers Internet-based medical transcription and clinical documentation services to over 130 physician group and hospital customers. IDX subsidiary ChannelHealth(TM) brings Internet services to physicians and patients and the connectivity and e-commerce services required to improve the physician-patient experience and support efficient healthcare delivery.

THIS MATERIAL CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. AMONG THE IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD-LOOKING STATEMENTS ARE POSSIBLE DEFERRAL, DELAY OR CANCELLATION BY CUSTOMERS OF COMPUTER SYSTEM PURCHASE DECISIONS, INCLUDING UNCERTAINTIES IN PURSUING THE COMPANY'S INTERNET STRATEGY THROUGH CHANNELHEALTH, POSSIBLE DELAY OF SYSTEMS INSTALLATIONS, DEVELOPMENT BY COMPETITORS OF NEW OR SUPERIOR TECHNOLOGIES, CHANGING ECONOMIC, POLITICAL AND REGULATORY INFLUENCES ON THE HEALTHCARE AND INTERNET INDUSTRIES, CHANGES IN PRODUCT PRICING POLICIES, GENERAL ECONOMIC CONDITIONS, AND FACTORS DETAILED FROM TIME TO TIME IN THE COMPANY'S PERIODIC REPORTS AND REGISTRATION STATEMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH IMPORTANT FACTORS ARE INCORPORATED HEREIN BY REFERENCE. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS TO REFLECT CHANGED ASSUMPTIONS, THE OCCURRENCE OF UNANTICIPATED EVENTS OR CHANGES IN FUTURE OPERATING RESULTS, FINANCIAL CONDITION OR BUSINESS OVER TIME.

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